The New Economy Fund® Prospectus Supplement August 1, 2019 (for prospectus dated February 1, 2019, as supplemented to date)

The section titled “Investment objectives” is amended and restated as follows:

Investment objectives The investment objective of the fund is long-term growth of capital. Current income is a secondary consideration. Effective February 1, 2020, the fund’s investment objective will be long-term growth of capital. However, current income will remain a consideration in the management of the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-340-0819P Printed in USA CGD/AFD/10039-S74866

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY